November 1, 2001

Dear Shareholder:

I am writing to inform you that a special meeting of the shareholders of the Johnson Mutual Funds will be held on ________. You do not need to attend the meeting to participate. However, it is important that you take a few minutes to read the enclosed material and then vote your shares. Please be sure to vote and return all ballots if you receive ballots for multiple funds. You can vote by simply signing and mailing the enclosed proxy voting ballot(s) in the postage-paid envelope.

The purpose of the meeting is to approve a new
Management Agreement for each of the Johnson Mutual
Funds between the Johnson Mutual Funds Trust and
Johnson Investment Counsel, Inc. On October 1, 2001, a group of our employees joined me to form a new company, which will retain the name of Johnson
Investment Counsel, Inc. Approval of the Management
Agreements is necessary as a result of this change.

All significant aspects of the Funds? new investment adviser will remain unchanged. The new employee-owned firm will solidify our independence and maintain our strong incentive to provide continuity of service to you. No changes are planned that would affect the services or management provided to the Johnson Mutual Funds. All portfolio management, research and administrative personnel will remain in place.

We remain committed to a team approach to investment management, financial planning, consulting and trust services. I will continue to lead the company as President and will focus on developing management and their successors at all levels of the firm.

We request that you vote ?FOR? the proposal by completing the enclosed proxy ballot and returning in the postage paid envelope. If you have any questions, please give your Portfolio Manager or Marc Figgins, the manager of our Mutual Funds Department, a call.
We will be glad to help assist you or answer any questions you may have in this matter. Thank you for your assistance and confidence in us to serve your investment needs.

Sincerely,
Timothy E. Johnson
President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE
ON THE PROPOSALS FOR THE JOHNSON MUTUAL FUNDS

Please read the entire proxy statement. Below is a brief question and answer overview of the matter to be voted upon. Your vote is important. If you have questions regarding the proposals, please call your Portfolio Manager or Marc Figgins at (513) 661-3100 in the Cincinnati area or (800) 541-0170 outside of Cincinnati. We appreciate the confidence you have placed in the Johnson Mutual Funds and look forward to helping you achieve your financial goals through our services.

What proposal am I being asked to vote on?

You are being asked to vote on the following proposal:
To approve a New Management Agreement with respect to the Fund between the Johnson Mutual Funds Trust and
Johnson Investment Counsel, Inc.

Q: Johnson Investment Counsel has always been the
Investment Adviser for my Johnson Mutual Fund.   Why
do I need to vote on this proposal?
A: Recently, the assets of Johnson Investment
Counsel, Inc. were acquired by a corporation formed by a group of Johnson Investment Counsel?s employees
(the ?Acquisition?). The Acquisition was undertaken to promote the independence of Johnson Investment
Counsel through employee control of the company. You are being asked to approve new management agreements because the Acquisition caused the original agreements to terminate. The Board of Trustees of your Funds has acted to permit the newly formed
Johnson Investment Counsel to continue to act as adviser to the Funds on an interim basis, but your approval of the new management agreements is necessary to permit Johnson Investment Counsel to act as investment adviser after the interim period expires.

Q: Will the management of my mutual fund change?
A: No, all portfolio management, research personnel, and administrative employees of the adviser will remain in place to ensure that no change to the management style will take place. All investment policies will also remain unchanged.

Q: Has my Fund's Board of Trustees approved this change?
A: Yes. The Board unanimously approved the
Acquisition on September 19, 2001 and recommends that you vote to approve the new management agreements.

Q: Will the fees and expenses of my Fund increase?
A: All current fee and expense structures will remain the same. All fee waivers will also remain in place.

Q: How do I vote my shares?
A: Please vote your shares by completing and signing the enclosed proxy ballot and mailing it in the enclosed postage paid envelope. We encourage you to contact your Portfolio Manager or Marc Figgins at the numbers listed above with any questions.

Q: When and where will the meeting be held?
A: The meeting will be held at Johnson Investment
Counsel, Inc. on December xx, 2001 at ____. However, you do not need to attend the meeting and can simply vote through the proxy process.

Q: What happens if a new management agreement is not approved?
A: If the shareholders of a Fund do not approve a new management agreement, the Board of Trustees will take such additional steps as they deem in the best interests of the shareholders of the Fund.

JOHNSON MUTUAL FUNDS
3777 West Fork Road
Cincinnati, OH 45247
(513) 661-3100
(800) 541-0170

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Johnson Mutual Funds will host a Special Meeting of Shareholders on December xx, 2001, Eastern Time.
This joint meeting for the shareholders of each of the Johnson Mutual Funds will be held at the Johnson
Investment Counsel, Inc. offices, 3777 West Fork
Road, Cincinnati, Ohio. At the meeting, we will ask shareholders of each Fund to vote on:

A proposal to approve a new Management Agreement with respect to the Fund between the Johnson Mutual Funds
Trust and Johnson Investment Counsel, Inc.


By Order of the Board of Trustees
David C. Tedford, Secretary
3777 West Fork Road
Cincinnati, Ohio 45247

JOHNSON MUTUAL FUNDS

YOUR VOTE IS IMPORTANT

Shareholders are invited to attend the meeting in person. If you plan to attend this meeting, please contact Marc Figgins at (513) 661-3100 in the Cincinnati area or (800) 541-0170 outside of Cincinnati. When you arrive at the meeting, please present your proxy ballot to enter. If you do not expect to attend the meeting, you are urged to vote using the proxy ballot enclosed. Please indicate your voting instructions on the enclosed proxy ballot, date and sign the ballot, and return it in the envelope provided. If you sign, date and return the proxy ballot but give no voting instructions, your shares will be voted "FOR" the proposal presented above.

The following general rules for executing your proxy ballots may be of assistance to you:

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy ballot.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy ballot. For example:

Registration Example:	Valid Signature
Smith Corporation	James Smith, Secretary
Smith Corporation c/o James Smith, Secretary	James
Smith, Secretary
Smith Corporation Pension Plan	James Smith,
Trustee
James Smith Trust	James Smith, Trustee
James Smith, Trustee Under Trust Dated 12/28/78	James
Smith, Trustee
James Smith, Custodian FBO John Smith UTMA	James
Smith


REGISTRATION EXAMPLE
VALID SIGNATURE
* Smith Corporation
* James Smith, Secretary
* Smith Corporation c/o James Smith, Secretary
* James Smith, Secretary
* Smith Corporation Pension Plan
* James Smith, Trustee
* James Smith Trust
* James Smith, Trustee
* James Smith, Trustee under Trust dated 12/28/78
* James Smith, Trustee
* James Smith, Custodian f/b/o            John Smith
UTMA
* James Smith


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
JOHNSON MUTUAL FUNDS
Johnson Growth Fund
Johnson Opportunity Fund
Johnson Realty Fund
Johnson Fixed Income Fund
Johnson Municipal Income Fund
JIC Institutional Bond Fund I
JIC Institutional Bond Fund II
JIC Institutional Bond Fund III

TO BE HELD ON DECEMBER XX, 2001 AT _________

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the Johnson Mutual Funds
Trust (the ?Trust?) to be used at the Special Meeting of Shareholders of the Johnson Mutual Funds (the
?Funds?) and at any adjournments thereof. The Meeting will be held on December XX, 2001 at ______ a.m. at 3777 West Fork Road, Cincinnati, Ohio, the office of the Funds? investment adviser, Johnson Investment
Counsel, Inc. Shareholders of each Johnson Mutual
Fund will vote separately.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy ballot on or about __________
XX, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust or Johnson Investment Counsel, Inc. If a
Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Johnson Investment
Counsel, Inc. will pay the expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations.

If the enclosed proxy ballot is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy ballot, by the Trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

All proxy ballots solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy ballot, it will be voted FOR the matters specified on the proxy ballot. Only proxies that are voted will be counted towards establishing a quorum.
Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of the proposal being considered at the Meeting will occur only if a sufficient number of votes are cast
FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. Johnson
Trust Company will vote shares for all accounts for which it serves as trustee for these accounts.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shareholders of record at the close of business on ________2001 will be entitled to vote at the Meeting.
The following table indicates the shares of the funds issued and outstanding as of this date. Each such shareholder will be entitled to one vote for each share held on that date. Full and fractional shares will be voted.

Fund	Shares Outstanding
Johnson Growth Fund	X
Johnson Opportunity Fund	X
Johnson Realty Fund	X
Johnson Fixed Income Fund	X
Johnson Municipal Income Fund	X
JIC Institutional Bond Fund I	X
JIC Institutional Bond Fund II	X
JIC Institutional Bond Fund III	X

FUND
SHARES OUTSTANDING
Johnson Growth Fund
Johnson Opportunity Fund
Johnson Realty Fund
Johnson Fixed Income Fund
Johnson Municipal Income Fund
JIC Institutional Bond Fund I
JIC Institutional Bond Fund II
JIC Institutional Bond Fund III
X
X
X
X
X
X
X
X

For a free copy of a Fund's annual report for the fiscal year ended December 31, 2000 and most recent semi-annual report, call (513) 661-3100 or 1-800-541-
0170.

VOTE REQUIRED: Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of each of the Funds. Under the Investment Company Act of 1940 (the ?1940 Act?) the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.


PROPOSAL: TO APPROVE A NEW MANAGEMENT AGREEMENT WITH
RESPECT TO THE FUND BETWEEN THE JOHNSON MUTUAL FUNDS
TRUST AND JOHNSON INVESTMENT COUNSEL, INC.

Introduction

Subject to shareholder approval, the Board of Trustees of the Trust has approved new management agreements for the Funds. The primary purpose of this proposal is to allow Johnson Investment Counsel, Inc.
to continue to serve as investment adviser and manager of your Fund.

Recently, a group of employees of Johnson Investment
Counsel, Inc. (?JIC?), including Timothy E. Johnson,
President and Trustee of the Trust, formed NRIA, Inc.
and proposed to acquire the assets of JIC. On October
1, 2001, NRIA, Inc. acquired substantially all of the assets of JIC for
$14,818,011 (including $10,500,000 in cash and
promissory notes in the principal amount of $4,318,011) (the ?Acquisition?). NRIA, Inc.
immediately changed its name to Johnson Investment
Counsel, Inc. following the date of closing and will continue to operate under the name ?Johnson
Investment Counsel.? As part of the Acquisition, JIC assigned the Funds? investment management agreements to Johnson Investment Counsel. Under the Investment
Company Act of 1940, as amended (the ?Investment
Company Act?), a management agreement automatically terminates in the event of its assignment. Thus, the Acquisition resulted in the termination of the Funds?
management agreements with JIC on October 1, 2001.

As part of the formation of NRIA, Inc., Timothy E.
Johnson, President and a Trustee of the Trust, purchased securities of NRIA, Inc. and became one of the shareholders of the Funds? adviser. Mr. Johnson purchased 20,000 shares of NRIA, Inc. at a price of $10 per share (including $5 per share in cash and $5 per share in a personal guarantee of debt of NRIA, Inc.). By agreement of the shareholders, Mr. Johnson has the right to determine the composition of the Board of Directors of Johnson Investment Counsel until the later of (a) June 30, 2008 or (b) the date upon which the promissory notes given in connection with the Acquisition are paid in full. As a result of the above-described ownership in NRIA, Inc., Mr.
Johnson may be deemed to have a material interest in the Acquisition.

The Old Management Agreements

Prior to October 1, 2001, JIC served as investment adviser to the Funds pursuant to four separate management agreements. The old management agreement for the Johnson Growth Fund and the Johnson Fixed
Income Fund, dated December 18, 1992, as amended on
January 1, 1999, was approved by each Fund?s sole shareholder on December 18, 1992. The old management agreement for the Johnson Opportunity Fund and the Johnson Municipal Income Fund, dated Febraury 15,
1994, as amended on January 1, 1999, was approved by each Fund?s sole shareholder on May 16, 1994. The old management agreement for the Johnson Realty Fund, dated December 30, 1997, as amended on January 1,
1999, was approved by the Fund?s sole shareholder on December 30, 1997. The old management agreement for the JIC Institutional Bond Fund I, the JIC
Institutional Bond Fund II and the JIC Institutional
Bond Fund III, dated August 23, 2000, was approved by each Fund?s sole shareholder on August 31, 2000. Each of the old management agreements was renewed by the Board of Trustees, including the Trustees who are not interested persons, as defined in the Investment
Company Act (the ?Independent Trustees?) on May 2,
2001.

The four old management agreements required JIC to furnish an investment program for each Fund; to determine the securities to be purchased for, held or sold by each Fund; and to determine the portion of each Fund?s assets to be held uninvested. The old management agreements further provided that JIC would not be liable for any error of judgment, mistake of law, act or omission connected with services rendered or payments made pursuant to the agreements, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of JIC?s obligations under the agreements.

Under the old management agreements for the Growth
Fund, the Opportunity Fund, the Realty Fund, the
Fixed Income Fund and the Municipal Income Fund, as amended, the Funds were obligated to pay JIC a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund. However, JIC committed to waive its fee to 0.95% of such assets for the Growth Fund, Opportunity Fund and Realty Fund, 0.85% of such assets for the Fixed Income Fund and 0.65% of such assets for the Municipal Income Fund. Under the old management agreement for the JIC Institutional Bond
Fund I, the JIC Institutional Bond Fund II and the
JIC Institutional Bond Fund III, the Funds paid a fee at the rate of 0.30% each Fund?s average daily net assets.

The Interim Management Agreements

Ordinarily, shareholder approval must be obtained before a management agreement takes effect. Rule 15a-
4 under the Investment Company Act, however, permits an adviser to a registered investment company to serve temporarily under an interim agreement that is approved by a fund?s board but that has not received shareholder approval, if the following conditions are met:

1. the adviser?s compensation under the interim agreement is no greater than under the previous agreement;

2. the fund?s Board of Trustees, including a majority of the trustees who are not interested persons as defined in the Investment Company Act (the
?Independent Trustees?), has voted in person to approve the interim agreement before the previous agreement is terminated;

3. the fund?s Board of Trustees, including a majority of the Independent Trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous agreement;

4. the interim agreement provides that the fund?s
Board of Trustees or a majority of the fund?s outstanding voting securities may terminate the agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to the adviser;

5. the interim agreement contains the same provisions as the previous agreement with the exception of effective and termination dates, provisions required by Rule 15a-4, and other differences determined to be immaterial by the Board of Trustees; and

6. the interim agreement provides, in accordance with the specific provisions of Rule 15a-4, for the establishment of an escrow account for fees received under the interim agreement pending approval of a new management agreement by shareholders.

The Funds? management agreements terminated on October 1, 2001. Because shareholder approval for new management agreements was not obtained before that date, interim management agreements for the Funds, which were approved by the Board of Trustees on September 19, 2001, took effect. The interim management agreements allow Johnson Investment
Counsel to serve as adviser for 150 days after Acquisition or, if earlier, until new management agreements are approved by shareholders. If shareholders approve the new management agreements within the 150-day period, the amount held in the escrow account, plus interest, will be paid to Johnson Investment Counsel. If shareholders do not approve the new management agreements, Johnson
Investment Counsel will be paid the lesser of the costs incurred in performing its services under the interim agreements or the total amount in the escrow account, plus interest earned.

The New Management Agreements

Subject to shareholder approval, the Trust will enter into four new management agreements with Johnson
Investment Counsel. The terms and conditions of each new management agreement are identical in all material respects to those of the corresponding old management agreement, with the exception of the dates of execution, effectiveness, and termination.

The management fees that Johnson Investment Counsel will receive from each Fund under the new management agreements are identical to the fees charged under the old management agreements. Thus, the new management agreements for the Growth Fund, the Opportunity Fund, the Realty Fund, the Fixed Income
Fund and the Municipal Income Fund provide that the each Fund will each pay a fee of 1.00% of its average daily net assets, although Johnson Investment Counsel has committed to waive its fee to 0.95% of such assets for the Growth Fund, Opportunity Fund and Realty Fund, 0.85% of such assets for the Fixed
Income Fund and 0.65% of such assets for the Municipal Income Fund. Johnson Investment Counsel intends that these fee limitations will be permanent, although it reserves the right to remove such limitations at any time after April 30, 2004. Under the new management agreement for the JIC
Institutional Bond Fund I, the JIC Institutional Bond
Fund II and the JIC Institutional Bond Fund III, the
Funds will pay a fee at the rate of 0.30% each Fund?s average daily net assets.

Each new management agreement will become effective upon shareholder approval. The new management agreements provide that they will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of a majority (as defined in the Investment Company Act) of the outstanding shares of the Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such approval. The new agreements may be terminated at any time, on sixty days written notice, without the payment of any penalty by Johnson
Investment Counsel, by the Board of Trustees or by a vote of the majority of the outstanding voting securities of the applicable Fund. Each new management agreement automatically terminates in the event of its assignment.

Each new management agreement provides that Johnson
Investment Counsel shall not be liable for any error of judgment or mistake of law or any loss suffered by a Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation, a loss resulting from willful misfeasance, bad faith or gross negligence, or a loss resulting from the adviser?s reckless disregard of its obligations under the new management agreement.

As a result of the Acquisition, a trustee and several officers of the Trust may be deemed to have a material interest in the approval of the new management agreements. Thus, Timothy E. Johnson,
President and a Trustee of the Trust, is the President, CEO, a director, shareholder and employee of Johnson Investment Counsel. David C. Tedford, the
Trust?s Secretary, is the Treasurer, a shareholder and an employee of Johnson Investment Counsel. Dianna
J. Thiel, the Treasurer and Chief Financial Officer of the Trust, is a shareholder [and an employee] of Johnson Investment Counsel. Dale H. Coates, Vice
President of the Trust, is a director, a shareholder and an employee of Johnson Investment Counsel.
Richard T. Miller, Vice President of the Trust, is a shareholder [and an employee] of Johnson Investment
Counsel. Because of their roles with Johnson
Investment Counsel, Mr. Johnson, Mr. Tedford, Ms.
Thiel, Mr. Coates and Mr. Miller may be deemed to have an interest in the approval of the new management agreements for the Funds. In addition, Mr.
Johnson and Ms. Thiel may be deemed to have a material interest in Johnson Financial, Inc., a wholly-owned subsidiary of Johnson Investment Counsel which provides administrative, transfer agency and fund accounting services to the Funds. Mr. Johnson is President and a Director of Johnson Financial, Inc.
and Ms. Thiel is Chief Operations Officer of Johnson
Financial, Inc.

The applicable management agreement is attached as Exhibit A. If you are a shareholder of the Growth
Fund, the Fixed Income Fund, the Opportunity Fund,
The Municipal Income Fund or the Realty Fund, you
Will receive a form of management agreement for the Non-institutional Funds. If you are a shareholder
Of one of the Institutional Bond Funds, you should read the agreement. The description is this Proxy
Statement of the new management agreements is only
A summary.

Considerations by the Boards of Trustees

At a meeting of the Board of Trustees held on September 19, 2001, the Board of Trustees, including the Independent Trustees, evaluated the impact on the Funds of the Acquisition. In evaluating the impact of the Acquisition, the Board, including the Independent
Trustees, considered information presented by Timothy
E. Johnson. The Independent Trustees met separately with legal counsel.

Based on its review, the Board of Trustees believes that approval of the proposed new management agreements is in the best interests of the Trust and the Funds? shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommends approval by the shareholders of the new management agreements. In making this recommendation, the Trustees primarily evaluated (i) the experience, reputation, qualifications and background of the investment personnel of Johnson
Investment Counsel and the fact that such personnel would remain intact, (ii) the nature and quality of operations and services that Johnson Investment
Counsel is expected to provide the Funds with no change in fees and (iii) the benefits of continuity in services to be provided after the Acquisition.

The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Funds, including, but not limited to (i) the performance of the Funds since commencement of their operations,
(ii) the investment objectives and policies of the Funds, (iii) that the compensation to be paid under each new management agreement will be the same as the rate paid under the corresponding old management agreement, (iv) that the terms of the new management agreements are materially identical to the terms of the old agreements, and (v) that the financial and other resources of Johnson Investment Counsel would assure that Johnson Investment Counsel will be able to furnish the same high quality services to each Fund with no negative impact to shareholders.

The Trustees viewed as significant the representation of Mr. Johnson that all operations and personnel would remain the same and that no change is expected in the operation of Johnson Investment Counsel as a result of the Acquisition, or in the scope and quality of services provided to the Funds.

As a result of their considerations, the Board of Trustees, including all of the Independent Trustees, determined that the new management agreements would be in the best interests of the Funds and their shareholders. Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the new management agreements and voted to recommend them to shareholders for approval.

The Board Of Trustees Of The Trust, Including The
Independent Trustees, Unanimously Recommends That
Shareholders Vote For Approval Of the New Management
Agreements

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF JOHNSON INVESTMENT
COUNSEL.

Johnson Investment Counsel, Inc., 3777 West Fork
Road, Cincinnati, Ohio serves as investment adviser to the Funds. In this capacity, Johnson Investment
Counsel is responsible for the selection and ongoing monitoring of the securities in each Fund?s investment portfolio and managing the Funds? business affairs. Johnson Investment Counsel is a Cincinnati-based company that has grown, since its inception in 1965, to become the largest independent investment advisory firm in the Cincinnati area. As of ----- XX, 2001, Johnson Investment Counsel has over ____ of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson Investment Counsel solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products. An investment committee of Johnson Investment Counsel is responsible for the investment decisions and the day-to-day management of the Funds. The aggregate management fees paid for the fiscal year ended
December 31, 2000 by each Fund were: Johnson Growth
Fund: $583,222; Johnson Opportunity Fund: $689,197;
Johnson Realty Fund: $68,591; Johnson Fixed Income
Fund: $262,658; Johnson Municipal Income Fund:
$35,673; JIC Institutional Bond Fund I: $33,562; JIC
Institutional Bond Fund II: $31,321 and JIC
Institutional Bond Fund III: $31,463. The following persons own 10% or more of the outstanding voting securities of Johnson Investment Counsel: Timothy E.
Johnson, Dale H. Coates, David C. Tedford and Scott
F. Muhlhauser. The address of Mr. Johnson, Mr.
Coates, Mr. Tedford and Mr. Muhlhauser is 3777 West
Fork Road, Cincinnati, Ohio 45247.

The table below gives the name, address and principal occupation of each current director and principal executive officer of Johnson Investment Counsel.
Unless otherwise stated, the mailing address for each person is 3777 West Fork Road, Cincinnati, Ohio
45247.

Name and Address	Position with Johnson Investment
Counsel, Inc.
Timothy E. Johnson	President, CEO and Director
Janet L. Johnson	Director
Dale H. Coates	Director [Portfolio Manager]

Name and Address
Position with Johnson Investment Counsel, Inc.
Timothy E. Johnson
President, CEO and Director
Janet L. Johnson
Director
Dale H. Coates
Director, [Portfolio Manager]
David C. Tedford
Treasurer, [Vice President of Operations]
Michael D. Barnes
Secretary


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of ______2001, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

Growth Fund:
Client accounts held at Johnson Investment Counsel,
Inc., with full advisory discretion: ______.
Johnson Investment Counsel, Inc. Employee 401K/Profit
Sharing Plan: _______.
The Covenant Foundation, 3777 West Fork Road,
Cincinnati, OH 45224: ______ The Covenant Foundation is an entity which may be deemed to be controlled by officers and/or employees of Johnson Investment
Counsel, Inc.

Opportunity Fund:
Client accounts held at Johnson Investment Counsel,
Inc., with full advisory discretion: _____.

Realty Fund:
Client accounts held at Johnson Investment Counsel,
Inc., with full advisory discretion: ______.
The Covenant Foundation, 3777 West Fork Road,
Cincinnati, OH 45224: _____
The Oakmont Trust, 3777 West Fork Road, Cincinnati,
OH 45247: ______ The Oakmont Trust is an entity which may be deemed to be controlled by officers and/or employees of Johnson Investment Counsel, Inc.

Fixed Income Fund:
Client accounts held at Johnson Investment Counsel,
Inc., with full advisory discretion: ______.
The Covenant Foundation, 3777 West Fork Road,
Cincinnati, Ohio 45224: ______.

Municipal Income Fund:
Client accounts held at Johnson Investment Counsel,
Inc., with full advisory discretion: _______.

Institutional Bond Fund I:

Institutional Bond Fund II:

Institutional Bond Fund III:

SECURITY OWNERSHIP OF MANAGEMENT

The shares of each Fund beneficially owned by each Trustee and named executive officer of the Trust, as of _____________, 2001, is shown in the following table. For this purpose, ?beneficial ownership? is defined in the regulations under section 13(d) of the Securities Exchange Act of 1934. The information is based on statements furnished to the Trust by the nominees.

Name/Position Held	Name of Fund	Amount
Beneficially Owned	% of Fund
Timothy E. Johnson, President and Trustee
John W. Craig, Trustee
Ronald H. McSwain, Trustee
Kenneth S. Shull, Trustee

NAME/POSITION HELD
NAME OF FUND
AMOUNT BENEFICIALLY OWNED
PERCENT OF FUND
Timothy E. Johnson
President and Trustee



John W. Craig
Trustee



Ronald H. McSwain
Trustee



Kenneth S. Shull
Trustee





* less than 1% percent of the Fund.

In addition to the applicable beneficial ownership described above, the officers and Trustees as a group beneficially owned as of ________ 2001, the following percent of the outstanding shares of each of the
Funds:

Growth Fund:____%	; Opportunity Fund: _____% ; Realty
Fund______%; Fixed Income Fund: _____%;    Municipal
Income Fund:______%; Institutional Bond Fund I: 0%;
Institutional Bond Fund II: 0%; and Institutional
Bond Fund III: 0%.

OPERATION OF THE FUNDS

The Funds are series of Johnson Mutual Funds Trust,
an open-end investment company organized as an Ohio
business trust on September 30, 1992. The Board of
Trustees supervises the business activities of the
Funds.   As described above, the Trust currently
retains Johnson Investment Counsel to serve as investment adviser to the Funds. The Trust retains
Johnson Financial, Inc., 3777 West Fork Road,
Cincinnati, Ohio 45247, a wholly-owned subsidiary of Johnson Investment Counsel (?JFI?) to provide the
Funds with administrative services and fund accounting services. JFI also serves as transfer agent, dividend paying agent and shareholder services agent for the Funds. JFI will continue to provide such services to the Funds after approval of the proposed new management agreements. JFI is an affiliated person of Johnson Investment Counsel. For the fiscal year ended December 31, 2000, JIC (not the Funds) paid JFI annual fees of $30,000 for services as transfer agent, $18,000 for fund accounting services and $264,000 for administrative services.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.
Under the proxy rules of the Securities and Exchange
Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. David C. Tedford, Secretary,
Johnson Mutual Funds Trust, 3777 West Fork Road,
Cincinnati, Ohio 45247.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at (513) 661-3100 or write the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247.

Johnson Mutual Funds
3777 West Fork Road
Cincinnati, Ohio 45247

THIS PROXY BALLOT IS ONLY VALID WHEN SIGNED AND
DATED. PLEASE RETURN
THIS ENTIRE FORM IN THE POSTAGE PAID ENVELOPE, MAIL
TO THE ADDRESS ABOVE [OR FAX TO ___________].

Fund Name from Mail Merge__________________

Account Number from Mail Merge_______________

PROXY SOLICITED BY THE TRUSTEES

The undersigned hereby appoints David C. Tedford and Dianna J. Thiel, attorneys-in-fact, with full power of substitution, to vote all shares of the Johnson
Mutual Fund indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the offices of Johnson Investment Counsel, Inc., 3777 West Fork Rd,
Cincinnati, OH 45247, on December XX, 2001 at ___a.m.
and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement.
Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PROPOSAL: To approve a new Management Agreement with respect to the ________________ Fund between the Trust and Johnson Investment Counsel, Inc.

For []
Against []
Abstain []

Indicate your vote by placing an X inside the brackets of your choice.


DATE_________________________________



_______________________________________
	_______________________________________
SIGNATURE(S) (Titles if applicable)
SIGNATURE(S) (Titles if applicable)


NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person?s title.

Please refer to the Proxy Statement discussion for discussion of the matter. If no specification is made, the proxy shall be voted for the proposal. As to any other matter, said attorneys-in-fact shall vote in accordance with their best judgment. The
Board of Trustees recommends a vote ?FOR? the above proposal.